                                                                    Exhibit 10.7

                                COREL CORPORATION

                    SHARE OPTION AND PHANTOM SHARE UNIT PLAN

                                DECEMBER 1, 2003

                           (AS AMENDED JUNE 29, 2005)

                                TABLE OF CONTENTS

SECTION 1.
   INTERPRETATION AND ADMINISTRATIVE PROVISIONS............................    1
   1.01   Purpose..........................................................    1
   1.02   Definitions......................................................    1
   1.03   Administration...................................................    3
   1.04   Governing Law....................................................    3
   1.05   Common Shares Reserved for Issuance..............................    3

SECTION 2.
   UNITS...................................................................    4
   2.01   Grant of Units...................................................    4
   2.02   Vesting of Units.................................................    4
   2.03   Exercise Price...................................................    4
   2.04   Prohibition on Transfer or Assignment of Units...................    4
   2.05   Termination, Retirement, Death or Resignation....................    5
   2.06   End of Participation.............................................    5
   2.07   Acceleration of Exercise of Units................................    5
   2.08   Agreements.......................................................    6

SECTION 3.
   EXERCISE OF UNITS.......................................................    6
   3.01   Exercise of Options..............................................    6
   3.02   Exercise of Phantom Share Units..................................    6
   3.03   Phantom Share Unit Payment.......................................    6
   3.04   Discretionary Issuance of Shares.................................    6
   3.05   No Exercise of Options Prior to IPO..............................    7
   3.06   No Exercise of Phantom Share Units Outside of Window.............    7
   3.07   Termination of Options and Phantom Share Units...................    7

SECTION 4.
   GENERAL.................................................................    7
   4.01   Capital Adjustments..............................................    7
   4.02   Non-Exclusivity..................................................    8
   4.03   Unfunded Plan....................................................    8
   4.04   Successors and Assigns...........................................    8
   4.05   Amendment and Termination........................................    8

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
   4.06   No Special Rights................................................    9
   4.07   Other Employee Benefits..........................................    9
   4.08   Rights Prior to Exercise.........................................    9
   4.09   Compliance with Legislation......................................    9
   4.10   Tax Consequences.................................................    9
   4.11   No Liability.....................................................   10
   4.12   Effective Date...................................................   10

                                COREL CORPORATION
                    SHARE OPTION AND PHANTOM SHARE UNIT PLAN

                                   SECTION 1.
                  INTERPRETATION AND ADMINISTRATIVE PROVISIONS

1.01 PURPOSE

     The purposes of this Plan are to (i) support the achievement of the Corporation's performance objectives, (ii) ensure that interests of key persons are aligned with the success of the Corporation, and (iii) provide compensation opportunities to attract, retain and motivate employees to promote the long-term success of the Corporation and its subsidiaries.

1.02 DEFINITIONS

     For the purposes of this Plan, the following terms have the following meanings:

     "BOARD" means the board of directors of the Corporation;

     "COMMITTEE" means any committee of the Board appointed by the Board from time to time to administer this Plan;

     "COMMON SHARE" means a common share in the capital of the Corporation;

     "CORPORATION" means Corel Corporation;

     "DISABILITY" means the mental or physical state of the Participant such that:

          (i) the Board determines that the Participant is unable, due to illness, disease, mental or physical disability or similar cause, to substantially perform his or her duties with the Corporation or a Participating Company for any consecutive 3 month period or for any period of 6 months (whether or not consecutive) in any consecutive 12 month period and that there is no reasonable prospect of the Participant returning to active employment at the end of such period;

          (ii) a court of competent jurisdiction has declared the Participant to be mentally incompetent or incapable of managing his or her affairs or has appointed a guardian of the property of the Participant; or

          (iii) an attorney pursuant to a continuing power of attorney for property or similar instrument manages the affairs of the Participant due to the Participant's mental incapacity.

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                                      -2-


     "ELIGIBLE PERSON" means any employee, officer or consultant of a Participating Company (and includes any such person who is on a leave of absence authorized by a Participating Company) or any trust settlement or other arrangement under which such an employee, officer or consultant can or may benefit; provided however that such trust settlement or other arrangement shall cease to be an Eligible Person contemporaneously with the employee, officer or consultant ceasing to be an Eligible Person;

     "EXERCISE DATE" means the date on which an Eligible Person gives notice to the Corporation that the Eligible Person wishes to exercise an Option or a Phantom Share Unit;

     "EXERCISE PRICE" means the exercise price of an Option or Phantom Share Unit as determined by the Committee at the date of grant and as modified pursuant to the terms of this Plan;

     "FAIR MARKET VALUE" means, prior to an IPO, fair market value of a Common Share as determined by the Board in its absolute discretion at the relevant time and, following an IPO, means the weighted average trading price of a Common Share on the principal stock exchange on which the Common Shares are traded for the 5 trading days immediately preceding the applicable day;

     "IPO" means an initial public offering of the Common Shares;

     "JUST CAUSE" mean "Cause" or "Just Cause" as defined in any agreement between the Participant and the Participating Employer and, in the absence of such definition, has the meaning given to it by the courts of Ontario from time to time;

     "OPTION" means a right granted to an Eligible Person to purchase a Common Share of the Corporation pursuant to the terms of this Plan;

     "PARTICIPANT" means any person to whom a Unit has been granted;

     "PARTICIPATING COMPANY" means Corel Corporation and such of its subsidiaries as are designated by the Board from time to time;

     "PHANTOM SHARE UNIT" means a right granted to an Eligible Person to receive, on the terms set out in this Plan, a payment equal to the Fair Market Value of a Common Share as at the Exercise Date minus the Exercise Price of the Phantom Share Unit;

     "PHANTOM SHARE UNIT PAYMENT" has the meaning set out in section 3.02;

     "PLAN" means the Share Option and Phantom Share Unit Plan of the Corporation dated as of the date hereof;

     "RETIREMENT" means the retirement of a Participant at or after the earlier of the date the Participant is entitled to an undeferred pension under the registered pension plan of a Participating Company, or the date the Participant attains the age of 65;

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                                      -3-


     "TERMINATION DATE" means the date a Participant ceases to be an Eligible Person; and

     "UNIT" means an Option together with a Phantom Share Unit.

     Where the context so requires, words importing the singular number include the plural and vice versa, and words importing the masculine gender also include the feminine and neuter genders.

1.03 ADMINISTRATION

     Subject to the Committee reporting to the Board on all matters relating to this Plan and obtaining approval of the Board for those matters required by the Committee's mandate, this Plan will be administered by the Committee which has the sole and absolute discretion to: (i) grant Units to Eligible Persons; (ii) determine the exercise price, vesting, terms, limitations, restrictions and conditions upon such grants; (iii) interpret and administer this Plan; (iv) establish, amend and rescind any rules and regulations relating to this Plan (subject to obtaining any required regulatory approval); and (iv) make any other determinations that the Committee deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan, in the manner and to the extent the Committee deems, in its sole and absolute discretion, necessary or desirable (subject to obtaining any required regulatory approval). Any decision of the Committee with respect to the administration and interpretation of this Plan shall be conclusive and binding on the Participants. At any time during which the Board has not appointed a Committee, the Board shall perform all the responsibilities and have all of the powers and duties of the Committee.

1.04 GOVERNING LAW

     This Plan is to be governed by and interpreted in accordance with the laws of the Province of Ontario.

1.05 COMMON SHARES RESERVED FOR ISSUANCE

     The Corporation hereby reserves 14,800,000 Common Shares for issuance under this Plan. Any Common Share subject to an Option that, for any reason, has been cancelled or terminated without having been exercised, will again be available for issuance under this Plan.

     Under no circumstances may this Plan, together with all of the Corporation's other previously established or proposed share compensation arrangements, result, at any time, in the number of shares reserved for issuance pursuant to Options to any one person exceeding 5% of the outstanding issue.

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                                      -4-


                                   SECTION 2.
                                      UNITS

2.01 GRANT OF UNITS

     The Committee may grant Units only to Eligible Persons.

2.02 VESTING OF UNITS

     (a) Units granted must be exercised no later than 10 years after the date of grant or such shorter period as the Committee may require.

     (b) The Committee may determine when any Unit will become exercisable and may determine that the Unit will be exercisable in installments. In the absence of any other determination (including, without limitation, in a Participant's employment agreement), Units will become exercisable as follows:

          (i)  as to 25% on the first anniversary of the date of grant; and

          (ii) as to an additional 25%, at the end of the second, third and fourth anniversaries of the date of grant,

          provided that unless the Committee expressly provides to the contrary, Units which are not exercisable prior to a Participant's Termination Date shall not become exercisable thereafter. Any period of statutory or common law notice of termination of employment or any period of deemed employment following a Participant's last day of active employment shall not be recognized for vesting or any other purpose under this Plan.

2.03 EXERCISE PRICE

     The Exercise Price of a Unit granted pursuant to this Plan shall be determined by the Committee at the date of grant, shall not be less than the Fair Market Value per Common Share calculated with reference to the date of grant and shall be the same for both the Option component and the Phantom Share Unit component of the Unit.

2.04 PROHIBITION ON TRANSFER OR ASSIGNMENT OF UNITS WITHOUT CONSENT

     No Participant may deal with any Unit or any interest in it or transfer or assign any Unit now or hereafter held by the Participant without the express written consent of the Committee. A purported transfer or assignment of any Unit without the express written consent of the Committee will not be valid and the Corporation will not issue any Common Share upon the attempted exercise of a transferred or assigned Unit. If express written consent of the Committee is given to the transfer or assignment of any Unit and such transfer or assignment takes place consequent upon such written consent the Unit will continue in full force and effect.

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                                      -5-


2.05 TERMINATION, RETIREMENT, DEATH OR RESIGNATION

     (a) If a Participant ceases to be an Eligible Person as a result of a resignation of employment, each Unit held by the Participant which is exercisable as at the Termination Date may be exercised during the period ending 30 days after the Termination Date after which all unexercised Units held by the Participant will expire.

     (b) If a Participant ceases to be an Eligible Person as a result of a termination of employment without Just Cause, each Unit held by the Participant which is exercisable as at the Termination Date may be exercised during the period ending 90 days after the Termination Date after which all unexercised Units held by the Participant will expire. This provision will apply with effect as at the Participant's last day of active employment. Any period of statutory or common law notice of termination of employment or any period of deemed employment following a Participant's last day of active employment shall not be recognized for exercise or any other purposes under this Plan.

     (c) If a Participant ceases to be an Eligible Person as a result of a termination of employment for Just Cause, each Unit held by the Participant (whether exercisable or not) will cease to be exercisable on the Termination Date.

     (d) If a Participant ceases to be an Eligible Person as a result of a Retirement or a Disability, each Unit held by the Participant which is exercisable as at the Termination Date may be exercised during the period ending 36 months after the Termination Date after which all unexercised Units held by the Participant will expire.

     (e) If a Participant ceases to be an Eligible Person as a result of a death, each Unit held by the Participant as at the date of death which is exercisable as at the date of death may be exercised by the Participant's legal representatives during the period ending 12 months after the date of death after which all unexercised Units held by the Participant will expire.

     (f) Notwithstanding the foregoing, no Unit may be exercised after its stated expiration.

2.06 END OF PARTICIPATION

     At the time a Participant ceases to hold Units which are or may become exercisable, the Participant ceases to be a Participant.

2.07 ACCELERATION OF EXERCISE OF UNITS

     Notwithstanding any other provisions of this Plan, the Committee may at any time give written notice to all Participants advising that their respective Units are all immediately exercisable and may be exercised only within 30 days of such written notice or such other period as determined by the Committee and not thereafter and that all rights of the

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                                      -6-


     Participants under any Units not exercised within such period will terminate at the expiration of such period.

2.08 AGREEMENTS

     Each grant of Units must be confirmed by an agreement in the form attached as Schedule A signed by the Corporation and by the Participant acknowledging that the Participant agrees to be bound by the terms of this Plan.

                                   SECTION 3.
                                EXERCISE OF UNITS

3.01 EXERCISE OF OPTIONS

     In order to exercise an Option, the Participant must file with the Secretary of the Corporation a completed Notice of Exercise in the form attached as Schedule B. The Exercise Price of each Common Share purchased under an Option must be paid in full by bank draft or certified cheque at the time of exercise. Upon receipt of a Notice of Exercise and payment in full and subject to the terms of this Plan, the Common Share in respect of which the Option is exercised will be duly issued as fully paid and non-assessable.

3.02 EXERCISE OF PHANTOM SHARE UNITS

     In order to exercise a Phantom Share Unit, the Participant must file with the Secretary of the Corporation a completed Notice of Exercise in the form attached as Schedule B. Upon receipt of the Notice of Exercise and subject to the terms of this Plan, the Corporation shall make a payment to the Participant equal to the Fair Market Value of a Common Share, minus the Exercise Price multiplied by the number of Phantom Share Units exercised (a "Phantom Share Unit Payment").

3.03 PHANTOM SHARE UNIT PAYMENT

     The Committee may, in its absolute discretion, elect to pay all or any portion of a Phantom Share Unit Payment in four equal installments over the 12-month period following receipt of the completed Notice of Exercise.

3.04 DISCRETIONARY ISSUANCE OF SHARES

     (a) The Committee may, in its absolute discretion, elect to satisfy the exercise of a Phantom Share Unit by issuing Common Shares as if the Participant had elected to exercise the Option Component of a Unit rather than the Phantom Share Unit Component of the Unit. Prior to an IPO, the Committee may, in its absolute discretion, elect to repurchase Common Shares by payment to the Participant equal to the Fair Market Value of the Common Shares.

     (b) If any Common Shares are issued pursuant to section 3.04(a) prior to an IPO, as a condition to such issuance, each Participant eligible to receive Common Shares may be required, at the sole discretion of the Corporation, to enter into an agreement in the form prescribed by the Corporation which provides for, among other things, (i) restrictions on transfers of Common Shares held by the Participant; (ii) obligations of the Participant to dispose of Common Shares held by the Participant in connection with certain specified transactions; and (iii) the exercise by designated persons of voting rights attached to the Common Shares held by the Participant. The Corporation may require the Participant, at the sole discretion of the Corporation, to enter into the agreement described above prior to the issuance of Common Shares, or at any time subsequent. If the Participant fails to duly enter into such agreement at the request of the Corporation, the Corporation shall not be obligated to issue to the Participant any securities of the Corporation issuable under this Plan, or pay any amounts payable to the Participant under this Plan.

3.05 NO EXERCISE OF OPTIONS PRIOR TO IPO

     Notwithstanding any other provision of this Plan, the Option component of a Unit does not vest and may not be exercised prior to an IPO.

3.06 NO EXERCISE OF PHANTOM SHARE UNITS OUTSIDE OF WINDOW

     Notwithstanding any other provision of this Plan, Phantom Share Units may only be exercised during such times as may be specified by the Committee, in its absolute discretion.

3.07 TERMINATION OF OPTIONS AND PHANTOM SHARE UNITS

     When the Option component of a Unit is exercised, the Phantom Share Unit component of the Unit will be terminated and may not be exercised. When the Phantom Share Unit component of a Unit is exercised, the Option component of the Unit will be terminated and may not be exercised.

                                   SECTION 4.
                                     GENERAL

4.01 CAPITAL ADJUSTMENTS

     In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation's assets to shareholders, or any other change in the capital of the Corporation affecting Common Shares, the Committee may make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change, with respect to (i) the number or kind of shares, other securities or other property reserved for issuance pursuant to this Plan; (ii) the number or kind of shares, other securities or other property subject to or in respect of which unexercised Units previously granted are exercisable and the Exercise Price of those Units; provided, however, that no substitution or adjustment will obligate the Corporation to issue or sell fractional shares. Provided that, for greater certainty, this section authorizes the

     Corporation if it were to divest a business or division and distribute proceeds of the divestiture to the shareholders of the Corporation, to make reasonable accommodation or financial provision to the holders of Units.

4.02 NON-EXCLUSIVITY

     Nothing contained herein will prevent the Board from adopting other or additional compensation arrangements for the benefit of any Participant, subject to any required regulatory or shareholder approval.

4.03 UNFUNDED PLAN

     To the extent any individual holds any rights under this Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of a general unsecured creditor of the Corporation.

4.04 SUCCESSORS AND ASSIGNS

     This Plan shall be binding on all successors and assigns of the Corporation and a Participant, including without limitation, the legal representative of a Participant, or any receiver or trustee in bankruptcy or representative of the Corporation's or Participant's creditors.

4.05 AMENDMENT AND TERMINATION

     (a) The Committee may amend, suspend or terminate this Plan or any portion thereof at any time in accordance with applicable legislation, and subject to any required regulatory or shareholder approval. Except as specifically provided for in this Plan, no amendment, suspension or termination may materially adversely affect any Units, or any rights pursuant thereto, granted previously to any Participant without the consent of that Participant.

     (b) If this Plan is terminated, the provisions of this Plan and any administrative guidelines, and other rules adopted by the Committee and in force at the time of this Plan, will continue in effect as long as a Unit or any rights pursuant thereto remain outstanding. However, notwithstanding the termination of this Plan, the Committee may make any amendments to this Plan or the Units it would be entitled to make if this Plan were still in effect.

     (c) With the consent of the Participant affected thereby, the Committee may amend or modify any outstanding Unit and, with the consent of a majority of the Participants affected, the Committee may amend or modify the Units held by any group of Participants, in any manner to the extent that the Committee would have had the authority to initially grant the award as so modified or amended, including without limitation, to change the date or dates as of which, or the price at which, a Unit becomes exercisable, subject to the prior approval of the relevant stock exchanges, if any.

4.06 NO SPECIAL RIGHTS

     Nothing contained in this Plan or in any Units will confer upon any Participant any right to the continuation of the Participant's employment by a Participating Company or interfere in any way with the right of any Participating Company at any time to terminate that employment or to increase or decrease the compensation of the Participant.

4.07 OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by a Participant as a result of the exercise of Unit or the sale of Common Shares received upon an exercise of an Option will not constitute compensation with respect to which any other employee benefits of that Participant are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, insurance or salary continuation plan, except as otherwise specifically determined by the Committee.

4.08 RIGHTS PRIOR TO EXERCISE

     The holder of a Unit is not entitled to be treated as a Shareholder of the Corporation and, in particular, has no right to receive dividends or to vote until the Participant becomes an actual shareholder of the Corporation following exercise of an Option in accordance with the terms of this Plan.

4.09 COMPLIANCE WITH LEGISLATION

     The Committee may postpone any exercise of any Unit or the issue of any Common Shares pursuant to this Plan for as long as the Committee in its discretion may deem necessary in order to permit the Corporation to effect or maintain qualification of the Common Shares issuable pursuant thereto under the securities laws of any applicable jurisdiction, or to determine that the Common Shares are exempt from that qualification. The Corporation is not obligated by any provision of this Plan or grant hereunder to sell or issue Common Shares in violation of the law of any government having jurisdiction therein. In addition, if the Common Shares are listed on a stock exchange, the Corporation will have no obligation to issue any Common Shares pursuant to this Plan until such Common Shares have been duly listed.

4.10 TAX CONSEQUENCES

     It is the responsibility of the Participant to complete and file any tax returns which may be required under applicable tax laws within the periods specified in those laws as a result of the Participant's participation in this Plan. Neither the Corporation nor any Participating Company shall be held responsible for any tax or other liabilities or consequences which result from the Participant's participation in this Plan, including any employment related taxes or benefit costs, whether or not such costs are the primary responsibility of the Corporation or any Participating Company.

4.11 NO LIABILITY

     The Corporation shall not be liable to any Participant for any loss resulting from a decline in the market value of any Common Shares.

4.12 EFFECTIVE DATE

     This Plan will become effective December 1, 2003.

                                COREL CORPORATION
                    SHARE OPTION AND PHANTOM SHARE UNIT PLAN

                                   SCHEDULE A

            OPTION AND PHANTOM SHARE UNIT AGREEMENT AND CONFIRMATION

[NAME OF EMPLOYEE]
(the "Participant")

          Pursuant to the Corel Corporation Share Option and Phantom Share Unit Plan (the "Plan") effective December 1, 2003 and in consideration of services provided to any Participating Company by the Participant, Corel Corporation hereby grants to the Participant _________ Units comprised of ____________ Options to acquire Common Shares of Corel Corporation at an Exercise Price of $_________ per Common Share and __________ Phantom Share Units with an Exercise Price of $_________.

          All capitalized terms not defined in this agreement have the meaning set out in this Plan.

          Subject to earlier expiry in accordance with this Plan, the Units shall cease to be exercisable and shall expire on ________________, _______. The Units will vest and become exercisable as follows:

     (a) as to 25%, at any time during the term of such Unit from and after the first anniversary of the date of grant of the Units; and

     (b) as to an additional 25%, at any time during the term of such Unit from and after the second, third and fourth anniversaries of the date of grant of the Units,

          provided that the Option component of a Unit does not vest and may not be exercised prior to an IPO.

          Corel Corporation and the Participant understand and agree that the granting and exercise of this Unit and the issue of Common Shares are subject to the terms and conditions of this Plan, all of which are incorporated into and form a part of this agreement.

          Each time the Participant exercises the Option component of a Unit, the Phantom Share Unit component of the Unit will be terminated and may not be exercised. Each time the Participant exercises the Phantom Share Unit component of a Unit, the Option component of the Unit will be terminated and may not be exercised.

          DATED ______________________, _______.

                                        COREL CORPORATION


                                        Per:
                                             -----------------------------------

          I agree to the terms and conditions set out herein and confirm and acknowledge that I have not been induced to enter into this agreement or acquire any Unit by expectation of employment or continued employment with any Participating Company.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Name (please print)

                                COREL CORPORATION
                    SHARE OPTION AND PHANTOM SHARE UNIT PLAN

                                   SCHEDULE B

                               NOTICE OF EXERCISE

TO: COREL CORPORATION
    Attention: The Secretary

          Pursuant to the Corel Corporation Share Option and Phantom Share Unit Plan (the "Plan"), the undersigned elects:

          [ ] to exercise _______ Options to purchase Common Shares and encloses cash or a certified cheque payable to Corel Corporation in the aggregate amount of $______________, being the Exercise Price of $_________ per Common Share.

          The undersigned requests that the Common Shares be issued in his or her name as follows in accordance with the terms of this Plan:

          ----------------------------------------------------------------------
          (Print Name)

          ----------------------------------------------------------------------
          (Address)

OR

          [ ] to exercise _______ Phantom Share Units to receive a payment equal to the Fair Market Value of a Common Share as at the date hereof minus the Exercise Price of $_________ per Common Share for each Phantom Share Unit exercised.

     DATED _________________, _______.


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Name (please print)